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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): AUGUST 4, 2000

                                VECTOR GROUP LTD.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

                                    DELAWARE
             ------------------------------------------------------
                 (State or other jurisdiction of incorporation)

         1-5759                                        65-0949535
------------------------                  ------------------------------------
(Commission File Number)                  (I.R.S. Employer Identification No.)

 100 S.E. SECOND STREET, MIAMI, FLORIDA                                33131
----------------------------------------                             ----------
(Address of principal executive offices)                             (Zip Code)

                                 (305) 579-8000
              ----------------------------------------------------
              (Registrant's telephone number, including area code)

                                BROOKE GROUP LTD.
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)


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ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS.

         On August 4, 2000, Brooke (Overseas) Ltd., a wholly-owned subsidiary of Vector Group Ltd., completed the sale to Gallaher Overseas (Holdings) Ltd. of all of the membership interests of Western Tobacco Investments LLC. Brooke (Overseas) held its 99.9% equity interest in Liggett-Ducat Ltd., one of Russia's leading cigarette producers, through Western Tobacco Investments.

         The purchase price for the sale consisted of $334.1 million in cash and $64.4 million in assumed debt and capital commitments. The proceeds generated from the sale were divided among Brooke (Overseas) and Western Realty Development LLC, a joint venture of New Valley Corporation and Apollo Real Estate Investment Fund III, L.P., in accordance with the terms of a participating loan. Of the cash proceeds from the transaction after expenses, Brooke (Overseas) received approximately $200 million. New Valley, in which Vector owns a 55.9% interest, received $57.2 million in cash proceeds from the sale and Apollo received $68.4 million in cash proceeds from the sale. These amounts are subject to adjustment based on final closing expenses.

         On August 4, 2000, with the proceeds of the sale, BGLS Inc., a wholly-owned subsidiary of Vector, repurchased $24.9 million principal amount of its 15.75% Senior Secured Notes, together with accrued interest of $11.5 million, for $36.4 million. On that date, BGLS called the remaining notes for redemption on September 5, 2000. On the redemption date, all of these notes will be redeemed for 100% of the principal amount thereof plus accrued interest. BGLS will use approximately $105 million of the proceeds of the sale to retire the notes.

         The sale of Western Tobacco Investments was effected pursuant to a Purchase and Sale Agreement dated as of June 14, 2000, as amended, between Gallaher Overseas and Brooke (Overseas). The sale was negotiated on an arm's length basis between Gallaher Overseas and Brooke (Overseas). The purchaser is not affiliated with Brooke (Overseas) or any of its affiliates, or any director or officer of Brooke (Overseas), or any affiliate or associate of any such director or officer.

         Gallaher Overseas has also agreed to purchase for $1.5 million additional land adjacent to Liggett-Ducat manufacturing facility outside Moscow, Russia. The seller is an affiliate of Western Realty Development.

         The foregoing summary of the sale of Western Tobacco Investments is qualified in its entirety by reference to the text of the Purchase and Sale Agreement, as amended, and related agreements, which are included as exhibits hereto and are incorporated herein by reference.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (b)      Pro Forma Financial Information.



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         The Unaudited Pro Forma Condensed Consolidated Statements of Operations
for the year ended December 31, 1999 and the six months ended June 30, 2000 have been prepared giving effect to the following transactions:

         o the Philip Morris brand transaction in May 1999 and the application of the proceeds to retire a portion of the BGLS notes;

         o the New Valley recapitalization in June 1999 and the sale of New Valley's shopping centers and the Thinking Machines assets during 1999; and

         o the sale of Western Tobacco Investments in August 2000 and the application of the proceeds to retire the remaining BGLS notes.

         The Unaudited Pro Forma Condensed Consolidated Statements of Operations give effect to these transactions as if they had occurred on January 1, 1999.

         The Unaudited Pro Forma Condensed Consolidated Balance Sheet as of June 30, 2000 has been prepared giving effect to the sale of Western Tobacco Investments and the retirement of the BGLS notes as if they had occurred on June 30, 2000.

         The unaudited pro forma financial information should be read in conjunction with Vector's historical Consolidated Financial Statements and the related notes thereto contained in Vector's Annual Report on Form 10-K for the year ended December 31, 1999 and its quarterly reports on Form 10-Q for the quarters ended March 31, 2000 and June 30, 2000.

         The unaudited pro forma financial information does not purport to be indicative of what Vector's financial position or results of operations would actually have been had such transactions been completed on the dates indicated or to project Vector's results of operations for any future date.



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                       VECTOR GROUP LTD. AND SUBSIDIARIES

       UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                (DOLLARS IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)

                                                                            YEAR ENDED DECEMBER 31, 1999
                                              ---------------------------------------------------------------------------------
                                                                                 PRO FORMA ADJUSTMENTS
                                                           --------------------------------------------------------
                                                                                          SALE OF
                                                                         PHILIP MORRIS    WESTERN
                                                                            BRAND          TOBACCO       BGLS NOTES
                                              HISTORICAL   NEW VALLEY    TRANSACTION     INVESTMENTS     RETIREMENT     PRO FORMA
                                              ----------   ----------    -----------     -----------     ----------     ---------
Revenues:
  Tobacco* ................................  $    522,807    $           $  (21,930)(a)   $(100,059)(b)   $            $   400,818
  Broker-dealer transactions ..............        40,852      36,323                                                      77,175
  Real estate leasing .....................         3,386          52                                                       3,438
                                             ------------    --------    ----------       --------       -------      -----------
      Total revenues ......................       567,045      36,375       (21,930)      (100,059)                       481,431

Expenses:
  Cost of goods sold* .....................       189,865                    (5,453)(a)    (78,680)(b)                    105,732
  Operating, selling, administrative and
    general expense .......................       305,177      41,083        (3,648)(a)    (15,805)(b)                    326,807
                                             ------------    --------    ----------       --------       -------      -----------
      Operating income ....................        72,003      (4,708)      (12,829)        (5,574)                        48,892

Other income (expenses):
  Interest and dividend income ............         2,840         (62)                                                      2,778
  Interest expense ........................       (54,378)     (1,550)       10,546(c)      13,209(b)     24,158(c)        (8,015)
  Recognition of deferred gain ............         7,050                                                                   7,050
  Equity in loss of affiliate .............       (11,315)      7,545                                                      (3,770)
  Loss in joint venture ...................       (12,082)     (1,955)                         781(b)                     (13,256)
  Gain on sale of investments, net ........           741       1,632                                                       2,373
  Sale of assets ..........................        12,172      (7,400)                                                      4,772
  Gain on brand transaction ...............       294,078                  (294,078)(a)
  Gain on currency translation ............         1,179                                   (1,179)(b)
  Other, net ..............................           787       1,927                          155 (b)                      2,869
                                             ------------    --------    ----------       --------       -------      -----------

Income (loss) from continuing operations
    before provision (benefit) for income
    taxes and minority interests ..........       313,075      (4,571)     (296,361)         7,392        24,158           43,693
  Provision (benefit) for income taxes ....        82,458          42       (73,319)          (874)        8,576           16,883
  Minority interests ......................         5,467       7,091                         (353)                        12,205
                                             ------------    --------    ----------       --------       -------      -----------

Income (loss) from continuing
  operations ..............................  $    236,084    $  2,478    $ (223,042)      $  7,913       $15,582      $    39,015
                                             ============    ========    ==========       ========       =======      ===========

Earnings per share of Common Stock from
  continuing operations:
    Basic .................................  $      10.74                                                             $      1.77
                                             ============                                                             ===========
    Diluted ...............................  $       8.81                                                             $      1.46
                                             ============                                                             ===========
Weighted average number of shares
  outstanding:
    Basic .................................    21,989,782                                                              21,989,782
                                             ============                                                             ===========
    Diluted ...............................    26,811,273                                                              26,811,273
                                             ============                                                             ===========

------------------
* Revenues and cost of goods sold include excise taxes of $66,698 for the year ended December 31, 1999.
(a) To eliminate sales and expenses associated with the three brands involved in the Philip Morris brand transaction.
(b)  To record sale of Western Tobacco Investments by Brooke (Overseas).
(c) To eliminate interest expense and original issue discount associated with the BGLS notes.



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                       VECTOR GROUP LTD. AND SUBSIDIARIES

       UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                (DOLLARS IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)

                                                                                    SIX MONTHS ENDED JUNE 30, 2000
                                                                 ----------------------------------------------------------------
                                                                                      PRO FORMA ADJUSTMENTS
                                                                                 -----------------------------
                                                                                    SALE OF
                                                                                    WESTERN            BGLS
                                                                                    TOBACCO           NOTES
                                                                  HISTORICAL      INVESTMENTS       RETIREMENT         PRO FORMA
                                                                 ------------    ------------       ----------        -----------
Revenues:
  Tobacco* ...................................................   $    334,792    $    (89,329)(a)   $                 $    245,463
  Broker-dealer transactions .................................         48,596                                               48,596
  Real estate leasing ........................................          1,591                                                1,591
                                                                 ------------    ------------                         ------------
      Total revenues .........................................        384,979         (89,329)                             295,650

Expenses:
  Cost of goods sold* ........................................        154,142         (77,008)(a)                           77,134
  Operating, selling, general and administrative expense .....        210,914         (10,406)(a)                          200,508
                                                                 ------------    ------------                         ------------
      Operating income .......................................         19,923          (1,915)                              18,008

Other income (expenses):
  Interest and dividend income ...............................          3,182                                                3,182
  Interest expense ...........................................        (23,570)          7,310(a)          10,655(b)         (5,605)
  Equity in loss of affiliate ................................         (2,913)                                              (2,913)
  Foreign currency gain ......................................          1,535          (1,535)(a)
  Gain in joint venture ......................................            153             941(a)                             1,094
  Gain on sale of investments, net ...........................          6,191                                                6,191
  Other, net .................................................          1,261            (193)(a)                            1,068
                                                                 ------------    ------------       ------------      ------------

Income from continuing operations before provision
    for income taxes and minority interests ..................          5,762           4,608             10,655            21,025
  Provision for income taxes .................................          2,314           1,993              3,783             8,089
  Minority interests .........................................            144            (422)                                (278)
                                                                 ------------    ------------       ------------      ------------
Income from continuing operations ............................   $      3,592    $      2,194       $      6,872      $     12,658
                                                                 ============    ============       ============      ============
Earnings per share of Common Stock from continuing operations:
    Basic ....................................................   $       0.16                                         $       0.58
                                                                 ============                                         ============
    Diluted ..................................................   $       0.14                                         $       0.48
                                                                 ============                                         ============
Weighted average number of shares outstanding:
    Basic ....................................................     21,989,782                                           21,989,782
                                                                 ============                                         ============
    Diluted ..................................................     26,281,801                                           26,281,801
                                                                 ============                                         ============


------------------
* Revenues and cost of goods sold include excise taxes of $57,161 for the six months ended June 30, 2000.
(a)  To record sale of Western Tobacco Investments by Brooke (Overseas).
(b) To eliminate interest expense and original issue discount associated with the BGLS notes.



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                       VECTOR GROUP LTD. AND SUBSIDIARIES

            UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
                (DOLLARS IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)


                                                                             JUNE 30, 2000
                                               ---------------------------------------------------------------------------
                                                                            PRO FORMA ADJUSTMENTS
                                                             --------------------------------------------------
                                                                              SALE OF WESTERN     BGLS NOTES
                                                HISTORICAL    NEW VALLEY    TOBACCO INVESTMENTS   RETIREMENT    PRO FORMA
                                                ----------   -----------    -------------------   ----------    ---------
ASSETS:
  Cash and cash equivalents .................   $  33,046    $  57,208(a)    $194,886(a)(c)     $(113,053)(d)   $ 172,087
  Receivables from clearing broker ..........      13,594                                                          13,594
  Investment securities available for sale ..      36,756                                                          36,756
  Trading securities owned ..................      13,589                                                          13,589
  Accounts receivable - trade ...............      20,773                      (11,743)(a)                          9,030
  Other receivables .........................       1,993                                                           1,993
  Inventories ...............................      55,683                      (21,226)(a)                         34,457
  Restricted assets .........................         787                                                             787
  Deferred income taxes .....................      59,268                      (53,748)(a)                          5,520
  Other current assets ......................       5,600                       (2,784)(a)                          2,816
                                                ---------    ---------       ---------          ---------       ---------
      Total current assets ..................     241,089       57,208         105,385           (113,053)        290,629

Property, plant and equipment, net ..........     166,765                     (121,571)(a)                         45,194
Investments in real estate, net .............      54,665                                                          54,665
Long-term investments, net ..................       7,794                                                           7,794
Investment in joint venture .................      41,316       (4,983)(a)                                         36,333
Restricted assets ...........................       4,101                                                           4,101
Deferred income taxes .......................       9,216                                                           9,216
Other assets ................................       5,984                       (1,653)(a)                          4,331
                                                ---------    ---------       ---------          ---------       ---------
      Total assets ..........................   $ 530,930    $  52,225       $ (17,839)         $(113,053)      $ 452,263
                                                =========    =========       =========          =========       =========

LIABILITIES AND STOCKHOLDERS'
    EQUITY (DEFICIT):

Current liabilities:
  Current portion of notes payable
    and long-term debt ......................   $ 161,347                      (48,093)(a)       (102,501)(d)      10,753
  Margin loan payable .......................       5,397                                                           5,397
  Accounts payable ..........................      49,229                      (40,938)(a)                          8,291
  Securities sold, not yet purchased ........         976                                                             976
  Accrued promotional expenses ..............      24,561                                                          24,561
  Accrued taxes payable .....................      50,172                       (2,558)(a)                         47,614
  Deferred income taxes .....................       2,364                                                           2,364
  Accrued interest ..........................       8,118                         (339)(a)         (7,775)(d)           4
  Prepetition claims and restructuring
    accruals ................................      11,951                                                          11,951
  Other accrued liabilities .................      45,778                       (3,174)(a)(c)                      42,604
                                                ---------                    ---------          ---------       ---------
      Total current liabilities .............     359,893                      (95,102)          (110,276)        154,515

Notes payable, long-term debt and other
    obligations, less current portion .......      48,060                      (10,221)(a)(c)                      37,839
Noncurrent employee benefits ................      14,106                                                          14,106
Deferred income taxes .......................     117,230                                                         117,230
Other liabilities ...........................      88,937                      (42,653)(a)                         46,284
Minority interests ..........................      41,745       23,162(a)                                          64,907

Commitments and contingencies

Stockholders' equity (deficit):
  Common stock, par value $0.10 per share,
    authorized 100,000,000 shares, issued
    27,822,779 shares, outstanding 21,989,782       2,199                                                           2,199
  Additional paid-in capital ................     185,511                                                         185,511
  Deficit ...................................    (298,793)      29,063(b)      130,137(b)          (2,777)(d)    (142,370)
  Accumulated other comprehensive income ....       3,258                                                           3,258
  Other .....................................      (3,743)                                                         (3,743)
  Less treasury stock .......................     (27,473)                                                        (27,473)
                                                ---------    ---------       ---------          ---------       ---------
      Total stockholders' equity (deficit) ..    (139,041)      29,063         130,137             (2,777)         17,382
                                                ---------    ---------       ---------          ---------       ---------

      Total liabilities and stockholders'
         equity (deficit) ...................   $ 530,930    $  52,225       $ (17,839)         $(113,053)      $ 452,263
                                                =========    =========       =========          =========       =========

------------------
(a)  To record sale of Western Tobacco Investments by Brooke (Overseas).
(b)  To record gain on sale of Western Tobacco Investments.
(c)  To record payment of various liabilities of Brooke (Overseas) Ltd.
(d) To record retirement of BGLS notes, eliminate accrued interest and original issue discount associated with the notes.



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         (c) The following Exhibits are provided in accordance with the provisions of Item 601 of Regulation S-K and are filed herewith unless otherwise noted.

                                  EXHIBIT INDEX

10.1 Purchase and Sale Agreement, dated as of June 14, 2000, between Gallaher Overseas and Brooke (Overseas) (incorporated by reference to
         Exhibit 10.1 in Vector's Form 8-K dated June 14, 2000).

10.2 Guaranty, dated as of June 14, 2000, by Vector in favor of Gallaher Overseas (incorporated by reference to Exhibit 10.2 in Vector's Form 8-K dated June 14, 2000).

10.3 Amendment to Purchase and Sale Agreement, dated as of August 4, 2000, between Gallaher Overseas and Brooke (Overseas).



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                                    SIGNATURE

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                VECTOR GROUP LTD.


                                By:  /s/ JOSELYNN D. VAN SICLEN
                                    -------------------------------------------
                                    Joselynn D. Van Siclen
                                    Vice President and Chief Financial Officer

Date:  August 18, 2000



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